Exhibit 99.1

Audited Financial Statements of Authenticate Internationale AG as of June 30,2001 with Auditors' Report of Deloitte & Touche GmbH.

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft



                                 TRANSLATION *)

                                                     AUTHENTIDATE INTERNATIONAL
                                                     AKTIENGESELLSCHAFT,
                                                     RATINGEN

                                                     Report on Year-End
                                                     Financial Statements
                                                     as at 30 June 2001

                                                     7956/01 e

*) German version prevails


Bahnstrasse 16              Postfach 20 06 68             Tel.: (02 11) 87 72-01
40212 Dusseldorf            40103 Dusseldorf              Fax: (02 11) 87 72-277
                                                          www.deloitte.de

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

Table of Contents                                                                                            Page

1             ENGAGEMENT                                                                                      1

2             GENERAL STATEMENTS                                                                              1

2.1           Comment on the Assessment of the State of Affairs by the Board of
              Directors                                                                                       1

2.2           Facts Affecting the Development or Threatening the Continued Existence                          2

2.3           Compliance with the Law and Statutes                                                            3

3             PURPOSE, TYPE AND SCOPE OF THE AUDIT                                                            3

4             EXPLANATIONS AND COMMENTS ON ACCOUNTING METHODS                                                 5

4.1           Bookkeeping and Other Audited Documents                                                         5

4.2           Annual Financial Statements                                                                     6

4.2.1         Orderliness and General Opinion                                                                 6

4.2.2         Net Worth, Financial and Profit Situation                                                       8

4.2.2.1       Economic Situation                                                                              8

4.2.2.2       Summary of Financial Statistics                                                                 8

4.2.2.3       Net Worth Situation                                                                             9

4.2.2.4       Financial Situation                                                                            13

4.2.2.5       Profit Situation                                                                               15

5             [INDEPENDENT] AUDITOR'S REPORT                                                                 18

Exhibits

1             FINANCIAL STATEMENTS

1.1           Balance Sheet as at 30 June 2001

1.2           Profit and Loss Account for the Period from 1 July 2000 to
              30 June 2001

1.3           Notes to the Accounts for the Fiscal Year 2000/2001

2             LEGAL STATUS

3             TAX STATUS

4             GENERAL ENGAGEMENT TERMS FOR WIRTSCHAFTSPRUFER AND
              WIRTSCHAFTSPRUFUNGSGESELLSCHAFTEN DATED 1 JULY 2000

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft


1        ENGAGEMENT

By resolution of the General Meeting of Shareholders held on 8 February 2001 of

                 Authentidate International Aktiengesellschaft,
                                    Ratingen

          - hereafter referred to as "Authentidate" or "the Company" -

we were appointed as auditors for the fiscal year from 1 July 2000 to 30 June 2001. Based on this resolution, the Company's Supervisory Board represented by its Chairman engaged us to perform an audit of the financial statements in compliance with Section 317 of the Commercial Code (HGB) for the fiscal year 2000/2001.

The scope of the engagement and our responsibilities thereunder, both toward the Company and third parties, are governed by the General Engagement Terms for "Wirtschaftsprufer" (professionally qualified auditors) and "Wirtschaftsprufungsgesellschaften" (audit firms) in the version dated 1 July 2000 as presented in Exhibit 4 attached to this report and as modified in our agreement dated 19/21 February 2001.

2        GENERAL STATEMENTS

2.1      COMMENT ON THE ASSESSMENT OF THE STATE OF AFFAIRS BY THE BOARD OF
         DIRECTORS

As the Company is exempted from preparing a management report, we are not able in our capacity as auditors of the financial statements to expressly comment in accordance with Section 321 (1) sentence 2 of the Commercial Code (HGB) on the assessment of the Company's state of affairs by its legal representatives as would otherwise be disclosed in the management report.

We highlight the following aspects of the financial statements and the other audited documentation, which are of special importance for assessing the Company's economic situation:

In the year under review, the Company was in its formation and start-up phase. For the first time, it was possible in the year under review to realize sales revenues (DM 294 thousand). These relate predominantly (DM 235 thousand) to the billing of services provided by independent programmers, so-called freelancers, who provided services for the US shareholder AuthentiDate Inc., US. These services are matched by equivalent cost of purchased services. In addition, the Company realizes sales of DM 59 thousand from transactions with third parties.

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

The loss from operations is basically due to personnel expenses (DM 896 thousand) as well as other operational expenses (DM 909 thousand) and dropped from DM 67 thousand in the stub period from 1 May through 30 June 2000 to DM 1,763 thousand in the year under review.

The net financing income developed positively from DM 36 thousand in the previous year to DM 194 thousand in the year under review. It includes interest income from the delayed settlement by the shareholder Windhorst New Technologies AG of obligations to pay up to share capital and to contribute to the capital reserves.

The net loss for the year fell generally from DM 31 thousand to DM 1,464 thousand.

Based on the assessment of the Company's economic situation, which we derived from the results of our audit of the annual financial statements, we have - to the extent the documents audited allow such an assessment - come to the conclusion that the assessment of the state of affairs by the Board of Directors, notably concerning the continued existence and the future development of the Company, appears justifiable under the conditions described in the section below.

For further details on the assessment of the state of affairs, we refer to our statements concerning the net worth, financial and profit situation of the Company as presented in section 4.2.2 of our report.

2.2      FACTS AFFECTING THE DEVELOPMENT OR THREATENING THE CONTINUED EXISTENCE

According to Section 321 (1) sentence 3 of the Commercial Code (HGB), we report facts which can threaten the continued existence of the Company or materially affect its development.

Since the Company does not yet realize a sufficient scope of financial resources from its ordinary business activities for the time being, the continued existence of the enterprise is only guaranteed if it is possible to provide the Company with further funds in the form of equity or external capital in liquid form in the course of the fiscal year 2001/2002.

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

2.3      COMPLIANCE WITH THE LAW AND STATUTES

Based on the results of our audit, we did not identify any non-compliance with the accounting principles applicable to the preparation of the annual financial statements or corresponding inaccuracies.

Even though, by its nature, an audit is not designed to disclose or clarify criminal acts or such irregularities as may be committed outside the financial accounting system, we are also obliged according to Section 321 (1) sentence 3 of the Commercial Code (HGB) to report whether our audit disclosed facts which constitute grave violations of the law or the Statutes by the legal representatives or by employees. Our audit did not disclose any such violations.

3        PURPOSE, TYPE AND SCOPE OF THE AUDIT

PURPOSE OF THE AUDIT

Our audit covered

-        the accounting records;

- the annual financial statements (balance sheet, profit and loss account, notes to the accounts)

of the Company.

The Board of Directors is responsible for the bookkeeping and the preparation of the annual financial statements in accordance with the regulations under commercial law. This also applies to the information which was provided to us concerning these documents. We have been engaged to assess these documents and this information within the scope of our audit in accordance with professional standards.

Our audit report was prepared in accordance with generally accepted reporting principles applicable to the audit of financial statements (auditing standard of the Institut der Wirtschaftsprufer in Deutschland e.V. - IDW PS 450).

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft


TYPE AND SCOPE OF THE AUDIT

Our audit was based on the unaudited prior year's financial statements; they were approved on 30 October 2001. We satisfied ourselves through appropriate audit procedures that the opening balance sheet values and the prior year figures included in the financial statements on hand are accurate.

We conducted the audit during the months of August and September 2001.

Our audit was performed in compliance with Section 317 of the Commercial Code
(HGB) in accordance with the generally accepted German auditing standards issued by the Institut der Wirtschaftsprufer (IDW).

According to Section 317 of the Commercial Code (HGB), a problem-orientated audit must be of sufficient scope to ensure that material inaccuracies and violations of accounting principles are identified with sufficient assurance. In order to meet these requirements, we apply our risk- and process-orientated audit approach; this approach is applied by means of our AuditSystem/2 auditing software. It supports the planning, performance and documentation of the audit of financial statements.

Within the scope of our audit planning, we gathered information on the business activity, the business and legal environment of the Company as well as its accounting system and performed an analytical review of the annual financial statements. The audit strategy was determined by us based on the results of this information and review, taking into account the internal control situation of the Company. The Company's system of internal accounting control was examined by us to the extent we considered necessary to evaluate the system as required by generally accepted accounting standards; our audit of the financial statements did not cover the system of internal accounting control taken as a whole.

Our audit was not performed on the basis of the Company's control procedures. Therefore we extended the scope of our examination on a sample basis of accountable events and inventories and our analytical reviews (substantive tests) in accordance with our risk assessment.

Our audit focused on:

-        Shareholders' equity;

-        Receivables from enterprises in which participations are held.

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

Within the framework of our audit of accounts receivable and payable as well as bank balances and accruals, we obtained on a sample basis balance confirmations from customers and suppliers as well as confirmations of credit balances, claims and commitments of the Company from banks and lawyers of the Company.

We draw attention to the fact that the scope of the audit of the annual financial statements does not cover focused examinations which enable us to assess the orderly operational capability of the EDP systems used after the introduction of the euro. According to the information provided, the Company has taken the necessary measures to change over to the euro or will take further necessary measures in order to ensure the operational capability of the EDP systems beyond the introduction of the euro.

The Board of Directors readily provided all explanations and supporting documentation which were requested and on 20 November 2001 issued a written letter of representation in accordance with German professional requirements. This letter of representation specifically guarantees that the bookkeeping includes all recordable transactions and the balance sheet includes all assets, liabilities and provisions for risks that are required to be shown.

4        EXPLANATIONS AND COMMENTS ON ACCOUNTING METHODS

4.1      BOOKKEEPING AND OTHER AUDITED DOCUMENTS

ORGANIZATION OF THE ACCOUNTING

The organization of the accounting remained unchanged from the prior year. The Company uses the DATEV standard software.

General ledger accounts, current accounts for receivables, payables and other assets and liabilities as well as accounts for fixed assets are maintained.

Petty cash is recorded by means of the Microsoft Excel standard software.

SUPPORTING EVIDENCE

The INTANGIBLE ASSETS and the individual elements of PROPERTY, PLANT AND EQUIPMENT are supported in quantity and value by EDP printouts.

RECEIVABLES AND OTHER ASSETS as well as LIQUID FUNDS as at the balance sheet date are supported by lists of current account balances and other appropriate documentation and substantiated

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

through statements of account and the cash book; receivables from enterprises in which participations are held have been reconciled with the companies concerned.

The SUBSCRIBED CAPITAL is in line with the Statutes and the entry in the Commercial Register.

The ACCRUALS are supported by computations and other appropriate documents.

The LIABILITIES are either documented by lists of current account balances or are substantiated by means of assessments and documents from the payroll department.

Balance sheet notes or corresponding disclosures in the notes to the accounts are substantiated by contracts and computations.

CONCLUSIONS

Finally, we state that the accounting records and the other data audited comply with the legal regulations. According to the information provided to us, management has taken measures to adapt the EDP system to the euro.

The books, accounts and other records are properly and orderly maintained in accordance with sound commercial principles. The voucher system is clear.

The Company maintains an appropriate system of internal accounting control to ensure the orderliness of the accounting. The accounting complies with the legal regulations including the generally accepted accounting principles. The information included in other audited documents is orderly presented in the accounting records and the annual financial statements.

4.2      ANNUAL FINANCIAL STATEMENTS

4.2.1    ORDERLINESS AND GENERAL OPINION

The annual financial statements as at 30 June 2001 are presented in Exhibits 1.1 to 1.3 attached to this report.

The annual financial statements were properly derived from the accounting records and the other audited documents.

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

The Company is a small company as defined in Section 267 (1) of the Commercial Code (HGB).

CLASSIFICATION

The classifications of the balance sheet and the profit and loss account comply with Sections 266 and 275 (2) of the Commercial Code (HGB). The concept of continuity of disclosure has been observed.

ACCOUNTING AND VALUATION

The annual financial statements were prepared in compliance with the general accounting and valuation principles under Sections 246 to 256 of the Commercial Code (HGB) as well as with the special disclosure and valuation rules for companies (Sections 269 to 274, 279 to 283 of the Commercial Code
(HGB)). The accounting and valuation methods are consistent with those applied in the previous year. They are specified in the notes to the accounts (Exhibit 1.3).

The accounting principles applicable to the balance sheet and the profit and loss account under Sections 150, 152 and 158 of the Stock Corporation Act
(AktG) were observed.

NOTES TO THE ACCOUNTS

The notes to the accounts are clearly and concisely arranged. The required disclosures of accounting and valuation policies are complete and correct. The other disclosures required under Section 285 of the Commercial Code (HGB) have been included. The disclosures under Section 160 of the Stock Corporation Act
(AktG) were taken into account. The Company has taken advantage of the simplification rules based on size applicable to small companies according to
Section 288 of the Commercial Code (HGB) with respect to specific disclosures in the notes to the accounts.

GENERAL OPINION

We refer to our statements on the net worth, financial and profit situation. The annual financial statements taken as a whole, i.e. the combined presentation of balance sheet, profit and loss account and notes to the accounts, present, in compliance with required accounting principles, a true and fair view of the net worth, financial position and results of the Company.

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

4.2.2    NET WORTH, FINANCIAL AND PROFIT SITUATION

4.2.2.1  ECONOMIC SITUATION

The business activity of the Company covers the provision of services on the internet, software and hardware development and IT services for enterprises. In this context, the Company operates an electronic time signature service. On 15 November 2001, the Company was accredited by the regulatory authority (Reg TP) as an accredited certification service within the meaning of the Signature Act
(SigG), which entered into force on 1 July 2001.

The Company is authorized to perform any transactions and to take all measures that are appropriate to support its purpose of business. For this purpose, it can especially establish, acquire or acquire interests in, domestic and foreign enterprises, manage such enterprises and/or only manage the participation and establish branches.

The Company carries out its activity at rented premises in Ratingen, Kaiserwerther Strasse 115.

4.2.2.2  SUMMARY OF FINANCIAL STATISTICS

                                                                                                 2001         2000
                                                                                                 ----         ----
Balance sheet total                             DM'000                                           2,089       3,379
Equity                                          DM'000                                           1,779       3,243
Equity ratio                                      %                                               85,2        96,0
Sales revenues                                  DM'000                                             294           0
Personnel expenses                              DM'000                                             896          10
Other operational expenses                      DM'000                                             909          53
Capital expenditure on fixed assets             DM'000                                             203          26
Depreciation                                    DM'000                                              59           4
Loss from operations                            DM'000                                          (1,763)        (67)
Net financing income                            DM'000                                             194          36
Net non-operating income                        DM'000                                             105           0
Net loss for the year                           DM'000                                          (1,464)        (31)

The prior year figures relate to the stub period from 12 May to 30 June 2000 and are, hence, not comparable with respect to the profit and loss account figures.

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

4.2.2.3  NET WORTH SITUATION

The following table has been derived from Exhibit 1.1. The short-term items (maturity of less than one year) are separately disclosed.

                                     30 June 2001                         Prior year                 Variance
                                   ------------------------------ -----------------------------  -----------------
                                         Total         Short-term       Total        Short-term        Total
                                   DM'000        %      DM'000    DM'000       %       DM'000    DM'000       %
OUTSTANDING CONTRIBUTIONS TO
SUBSCRIBED CAPITAL                      0       0.0          0       489      14.5        489      (489)    (100.0)
                                    -----     -----        ---     -----     -----        ---    ------    -------
ASSETS
FIXED ASSETS                          162       7.8          0        25       0.8          0       137     >100.0
                                    -----     -----        ---     -----     -----        ---    ------    -------

Receivables from enterprises in
which participations are held         156       7.5        156     2,819      83.4      2,819    (2,663)     (94.5)
Other receivables                     220      10.5        220        45       1.3         45       175     >100.0
Liquid funds                        1,534      73.4      1,534         1       0.0          1     1,533     >100.0
Prepaid expenses                       17       0.8         17         0       0.0          0        17          -
                                    -----     -----      -----     -----     -----        ---    ------    -------
CURRENT ASSETS / PREPAID
EXPENSES                            1,927      92.2      1,927     2,865      84.7      2,865      (938)     (32.7)
                                    -----     -----      -----     -----     -----      -----    ------
                                    2,089     100.0      1,927     3,379     100.0      3,354    (1,290)     (38.2)
                                    =====     =====      =====     =====     =====      =====    ======

CAPITAL
EQUITY                              1,779      85.2          0     3,243      96.0          0    (1,464)     (45.2)
                                    -----     -----        ---     -----     -----        ---    ------
Accruals                              156       7.5        156         0       0.0          0       156          -
Trade payables                         87       4.1         87        85       2.5         85         2        2.4
Payables to enterprises in
which participations are held           0       0.0          0        41       1.2         41       (41)   (100.0)
Other liabilities                      67       3.2         67        10       0.3         10        57     >100.0
                                    -----     -----        ---     -----     -----        ---    ------
EXTERNAL CAPITAL                      310      14.8        310       136       4.0        136       174     >100.0
                                    -----     -----        ---     -----     -----        ---    ------
                                    2,089     100.0        310     3,379     100.0        136    (1,290)     (38.2)
                                    =====     =====        ===     =====     =====        ===    ======
Liquidity surplus                                        1,617                          3,218    (1,601)

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

NET WORTH RATIOS

                                                                                                  2001        2000
Equity-to-fixed-assets                                                                           >100.0      >100.0
ratio I                  =         Equity              %
                              -------------------
                                  Fixed assets

Equity ratio             =          Equity             %
                              -------------------                                                  85.2        96.0
                              Balance sheet total

ASSETS

The OUTSTANDING CONTRIBUTIONS TO SUBSCRIBED CAPITAL in the amount of DM 489 thousand were made in the fiscal year.

In the fixed assets area, intangible fixed assets rose basically on account of software additions by DM 21 thousand.

The TANGIBLE ASSETS relate to factory and office equipment as well as assets under construction and developed as follows at net book values:

                                                                                      30 June 2001         Prior year
                                                                                          DM'000              DM'000
                                                                                      ------------         ----------
Balance as at 1 July                                                                         22                  0
Additions                                                                                   173                 25
Disposals                                                                                     5                  0
                                                                                            ---                 --
                                                                                            190                 25
Scheduled depreciation                                                                       52                  3
                                                                                            ---                 --
Balance as at 30 June                                                                       138                 22
                                                                                            ===                 ==

The additions relate basically to EDP hardware. The additions include assets procured by Windhorst companies in the amount of DM 87 thousand.

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

The RECEIVABLES FROM ENTERPRISES IN WHICH PARTICIPATIONS ARE HELD can be analyzed as follows:

                                                                                                          30 June 2001
                                                                                                              DM'000
                                                                                                          ------------
AuthentiDate Inc., New York/US                                                                                  35
Windhorst New Technologies AG, Rahden                                                                          121
                                                                                                               ---
                                                                                                               156
                                                                                                               ===

The account receivable from the shareholder Windhorst New Technologies AG, Rahden, is due to the payment of interest on account of delayed fulfillment of binding commitments to allocate funds to the capital reserves of AuthentiDate International AG.

The account receivable from AuthentiDate Inc., US, relates to trade.

In the prior year, this item had basically (DM 2,785 thousand) included outstanding contributions to the capital reserves.

The OTHER RECEIVABLES can be analyzed as follows:

                                                                   30 June 2001         Prior year          Variance
                                                                      DM'000              DM'000             DM'000
                                                                   ------------         ----------          --------
VAT credits                                                              125                11                114
Damage claim                                                              46                 0                 46
Deposits                                                                  35                34                  1
Windhorst Internet Solutions GmbH                                         14                 0                 14
                                                                   ------------         ----------          --------
                                                                         220                45                175
                                                                   ============         ==========          ========

The account receivable from Windhorst Internet Solutions GmbH results from the subletting of office and business space in Ratingen.

The PREPAID EXPENSES relate to rent for July 2001 which has already been paid.

The LIQUID FUNDS relate to cash-in-hand and the current account maintained with HSBC Trinkaus & Burkhardt KGaA, Dusseldorf.

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft

CAPITAL

The EQUITY of the Company as at the balance sheet date decreased on account of the net loss for the fiscal year 2000/2001. The outstanding contribution to subscribed capital (DM 489 thousand) and the contribution to the capital reserves (DM 2,785 thousand) which had still been open as at 30 June of the previous year were made in the course of the fiscal year. We refer to our statements concerning receivables from enterprises in which participations are held.

The SHORT-TERM ACCRUALS are composed as follows:

                                                                   30 June 2001         Prior year          Variance
                                                                       DM'000             DM'000             DM'000
                                                                   ------------         ----------          --------
Legal and consulting fees                                                 44                 0                 44
Vacation                                                                  51                 0                 51
Bonuses                                                                   16                 0                 16
Outstanding invoices                                                      43                 0                 43
Other                                                                      2                 0                  2
                                                                   ------------         ----------          --------
                                                                         156                 0                156
                                                                   ============         ==========          ========

TRADE PAYABLES rose only insignificantly from the prior year.

The OTHER LIABILITIES in the amount of DM 67 thousand relate basically to wage tax (DM 27 thousand) and social security contributions (DM 27 thousand).

DELOITTE & TOUCHE GmbH                                  [DELOITTE & TOUCHE LOGO]
Wirtschaftsprufungsgesellschaft


4.2.2.4  FINANCIAL SITUATION

STATEMENT OF CASH FLOWS

The following cash flow statement shows the Company's changes in net financial assets and their components including a determination of cash earnings, with the cash flow from current business activities being indirectly presented:

                                                                                                          2000/2001
                                                                                                            DM'000
                                                                                                          ---------
1.    CURRENT BUSINESS ACTIVITIES

      Net loss for the period                                                                               (1,464)
      Depreciation                                                                                              59
                                                                                                          ---------
      CASH EARNINGS ACCORDING TO DVFA/SG*                                                                   (1,405)
      Variance in

        Receivables from enterprises in which participations are held                                        2,663
        Other assets                                                                                           297
        Accruals                                                                                               156
        Other liabilities                                                                                       18
                                                                                                          ---------
      CASH FLOW FROM CURRENT BUSINESS ACTIVITIES                                                             1,729
                                                                                                          ---------

2.    INVESTMENT AREA

      Cash inflow from disposal of fixed assets                                                                  7
      Cash outflow from capital expenditure on fixed assets                                                   (203)
                                                                                                          ---------
      CASH FLOW FROM INVESTMENT ACTIVITIES                                                                    (196)
                                                                                                          ---------
      CHANGE IN CASH AND CASH EQUIVALENTS                                                                    1,533
      Cash and cash equivalents as at 1 July                                                                     1
                                                                                                          ---------
      CASH AND CASH EQUIVALENTS AS AT 30 JUNE                                                                1,534
                                                                                                          =========

*) Deutsche Vereinigung fur Finanzanalyse und Anlageberatung e.V. / Schmalenbach-Gesellschaft (DVFA commission for methodology of financial analysis / Schmalenbach-Gesellschaft)

Cash and cash equivalents include liquid funds.

The statement of cash flows shows that the cash flow from current business activities results basically from the settlement of the account receivable from shareholders for contribution to the capital reserves.

                                                                              14
                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft


LIQUIDITY

The following statement of changes in liquidity at book values shows the changes in net financial assets and their elements during the fiscal year. It has been extended to second-degree liquidity by including other current assets and prepaid expenses.

                                                     30 June 2001     Prior year       Variance
                                                        DM'000          DM'000          DM'000
                                                        ------          ------          ------
FIRST-DEGREE LIQUIDITY
Liquid funds                                             1,534               1

CHANGE IN CASH AND CASH EQUIVALENTS                                                      1,533
Short-term receivables                                     376           2,864          (2,488)
Short-term external capital                               (310)           (136)           (174)
                                                        ------          ------          ------
Surplus/deficit (-)                                      1,600           2,729
CHANGE IN NET FINANCIAL ASSETS                                                          (1,129)

SECOND-DEGREE LIQUIDITY
Outstanding contributions to subscribed capital              0             489            (489)
Prepaid expenses                                            17               0              17
                                                        ------          ------          ------
Surplus                                                  1,617           3,218
                                                        ======          ======
CHANGE IN NET CURRENT ASSETS                                                            (1,601)
                                                                                        ======

The liquidity status shows the coverage as at the balance sheet date of short-term liabilities by short-term assets and their variance from the prior year.

                                                                              15
                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft


4.2.2.5 PROFIT SITUATION

The following analysis, which has been derived from Exhibit 1.2, shows the components of the profit and loss account as a percentage of total income generated by operations.

                                          2000/2001      Prior year                Variance
                                            DM'000         DM'000           DM'000            %
                                            ------         ------           ------          ------
I.   LOSS FROM OPERATIONS
     Sales revenues                            294               0             294              --
     Other income                               42               0              42              --
                                            ------          ------          ------
     INCOME GENERATED BY OPERATIONS            336               0             336              --
                                            ------          ------          ------
     Cost of materials                         235               0             235              --
     Personnel expenses                        896              10             886          >100,0
     Depreciation                               59               4              55          >100,0
     Other expenses                            909              53             856          >100,0
                                            ------          ------          ------
     OPERATIONAL EXPENSES                    2,099              67           2,032          >100,0
                                            ------          ------          ------
     LOSS FROM OPERATIONS                   (1,763)            (67)         (1,696)         >100,0
                                            ------          ------          ------
II.  NET INTEREST INCOME
     Interest income                           199              36             163          >100,0
     Interest expenses                           5               0               5              --
                                            ------          ------          ------
     NET INTEREST INCOME                       194              36             158          >100,0
                                            ------          ------          ------
III. NET NON-OPERATING INCOME                  105               0             105              --
                                            ------          ------          ------
IV.  TOTAL LOSS                             (1,464)            (31)         (1,433)         >100,0
                                            ------          ------          ------
V.   NET LOSS FOR THE YEAR                  (1,464)            (31)         (1,433)         >100,0
                                            ======          ======          ======

The SALES REVENUES, which amount to DM 294 thousand, include development services charged to the shareholder AuthentiDate Inc., US, in the amount of DM 235 thousand. These relate to services provided by independent programmers (freelancers) who work for the Company and whose services are recharged to the shareholder. These sales revenues are matched by equivalent COST OF PURCHASED SERVICES. The minor sales revenues of DM 59 thousand result from services provided to external third parties.

The OTHER INCOME relates to income from sublet office and business space in Ratingen.

                                                                              16
                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft


The PERSONNEL EXPENSES developed as follows:

                                               2000/2001      Prior year     Variance
                                                 DM'000         DM'000        DM'000
                                                 ------         ------        ------
Salaries                                             792              9           783
Employer's social security contributions             104              1           103
                                               ---------      ---------      --------
                                                     896             10           886
                                               =========      =========      ========

The increase in personnel expenses is due to the increase in the number of employees because the business was only started in April of the previous year and new staff were primarily recruited in the fiscal year 2000/2001.

The OTHER EXPENSES may be analyzed as follows:

                                             2000/2001      Prior year      Variance
                                               DM'000         DM'000         DM'000
                                               ------         ------         ------
OPERATING EXPENSES
Work performed by third parties                    133              11           122
Cost of office space                               167               0           167
Maintenance                                          2               0             2
Insurance and contributions                          7               0             7
                                             ---------       ---------      --------
                                                   309              11           298
                                             ---------       ---------      --------

SELLING EXPENSES
Vehicle maintenance                                 25               0            25
Advertising and exhibition costs                    39              16            23
Entertainment and travel expenses                   69               0            69
                                             ---------       ---------      --------
                                                   133              16           117
                                             ---------       ---------      --------

ADMINISTRATION EXPENSES
Telephone, postage, fax                             19               0            19
Recharged payroll expenses                         264               0           264
Legal, auditing and consulting fees                119               0           119
Other payroll expenses                              13              25           (12)
Costs of monetary transactions                       6               0             6
General administration expenses                     10               1             9
                                             ---------       ---------      --------
                                                   431              26           405
                                             ---------       ---------      --------
SUNDRY
Other expenses                                      36               0            36
                                             ---------       ---------      --------
                                                   909              53           856
                                             =========       =========      ========

                                                                              17
                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft


The work performed by third parties relates to programming and development work. The recharged payroll expenses relate to emoluments to the Board of Directors including social costs, which were borne by Windhorst New Technologies AG.

The NET INTEREST INCOME can be analyzed as follows:

                                              2000/2001      Prior year      Variance
                                                DM'000         DM'000         DM'000
                                                ------         ------         ------
INTEREST INCOME
Interest and similar income                         199              36           163
INTEREST EXPENSES
Interest paid on short-term liabilities               5               0             5
                                                 ------          ------        ------
NET INTEREST INCOME                                 194              36           158
                                                 ======          ======        ======

The INTEREST INCOME includes DM 197 thousand for interest paid on account of delayed contributions to the capital reserves of the Company by Windhorst New Technologies AG, Rahden. We refer to our statements concerning receivables from enterprises in which participations are held.

The NET NON-OPERATING INCOME, which is exclusively comprised of non-operating income, can be analyzed as follows:

                          2000/2001     Prior year       Variance
                            DM'000        DM'000          DM'000
                            ------        ------          ------
NON-OPERATING INCOME
Damages                          91              0             91
Exchange differences              9              0              9
Other                             5              0              5
                             ------         ------         ------
                                105              0            105
                             ======         ======         ======

The damages relate to claims against one employee who failed to comply with the employment contract already concluded by not reporting for work with the Company.

                                                                              18
                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft



5 [INDEPENDENT] AUDITOR'S REPORT

We have given the following unqualified auditors' opinion signed on 21 November 2001 on the annual financial statements for the fiscal year from 1 July 2000 to 30 June 2001 of Authentidate International Aktiengesellschaft, Ratingen, in the form of Exhibit 1:

"[INDEPENDENT] AUDITOR'S REPORT

We have audited the annual financial statements, together with the bookkeeping system, of Authentidate International Aktiengesellschaft, Ratingen, for the fiscal year from 1 July 2000 to 30 June 2001. The maintenance of the books and records and the preparation of the annual financial statements pursuant to German commercial law are the responsibility of the Company's Board of Directors. Our responsibility is to express an opinion on these annual financial statements, together with the bookkeeping system, based on our audit.

We conducted our audit of the annual financial statements in accordance with
Section 317 HGB ["Handelsgesetzbuch": "German Commercial Code"] and generally accepted German standards for the audit of financial statements promulgated by the Institut der Wirtschaftsprufer. Those standards require that we plan and perform the audit such that misstatements materially affecting the presentation of the net assets, financial position and results of operations in the annual financial statements in accordance with [German] principles of proper accounting are detected with reasonable assurance. Knowledge of the business activities and the economic and legal environment of the Company and evaluations of possible misstatements are taken into account in the determination of audit procedures. The effectiveness of the accounting-related internal control system and the evidence supporting the disclosures in the books and records and the annual financial statements are examined primarily on a test basis within the framework of the audit. The audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the annual financial statements. We believe that our audit provides a reasonable basis for our opinion.

Our audit has not led to any reservations.

                                                                              19
                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft



In our opinion, the annual financial statements give a true and fair view of the net assets, financial position and the results of operations of Authentidate International Aktiengesellschaft, Ratingen, in accordance with [German] principles of proper accounting."


Dusseldorf, 21 November 2001


DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft



       Signed: Fischer                               Signed: Grunewald
      Wirtschaftsprufer                              Wirtschaftsprufer
   [German Public Auditor]                        [German Public Auditor]

                                                                     Exhibit 1.1

AUTHENTIDATE INTERNATIONAL AKTIENGESELLSCHAFT, RATINGEN


BALANCE SHEET AS AT 30 JUNE 2001

ASSETS

                                                             30 June 2001      Prior year
                                                                  DM             DM'000
                                                             ------------      ----------
A.  OUTSTANDING CONTRIBUTIONS TO SUBSCRIBED CAPITAL
    (of which called in: DM 0.00)                                    0.00             489
                                                           --------------      ----------

B.  FIXED ASSETS

I.  INTANGIBLE ASSETS
    Software                                                    24,117.62               3
                                                           --------------      ----------

II. TANGIBLE ASSETS
1.  Other equipment, factory and office equipment              138,099.60              16
2.  Payments on account and assets under construction                0.00               6
                                                           --------------      ----------
                                                               138,099.60              22
                                                           --------------      ----------
                                                               162,217.22              25
                                                           --------------      ----------

C.  CURRENT ASSETS

I.  RECEIVABLES AND OTHER ASSETS
1.  Receivables from enterprises in which
    participations are held                                    156,491.18           2,819
2.  Other assets                                               219,185.76              45
                                                           --------------      ----------
                                                               375,676.94           2,864

II. CASH-IN-HAND, BANK BALANCES                              1,534,205.32               1
                                                           --------------      ----------
                                                             1,909,882.26           2,865
                                                           --------------      ----------

D.  PREPAID EXPENSES                                            17,116.42               0
                                                           --------------      ----------
                                                             2,089,215.90           3,379
                                                           ==============      ==========

                                                                   EQUITY AND LIABILITIES

                                                             30 June 2001     Prior year
                                                                  DM            DM'000
                                                             ------------      ----------
A.   EQUITY

I.   SUBSCRIBED CAPITAL                                        488,957.50             489

II.  CAPITAL RESERVES                                        2,784,602.12           2,785

III. NET ACCUMULATED LOSSES                                (1,495,152.02)            (31)
                                                           --------------      ----------
                                                             1,778,407.60           3,243
                                                           --------------      ----------

B.   ACCRUALS
     Other accruals                                            156,200.00               0
                                                           --------------      ----------

C.   LIABILITIES
1.   Trade payables                                             87,715.15              85
2.   Payables to enterprises in which
     participations are held                                         0.00              41
3.   Other liabilities                                          66,893.15              10
                                                           --------------      ----------
                                                               154,608.30             136






                                                           --------------      ----------
                                                             2,089,215.90           3,379
                                                           ==============      ==========

                                                                     Exhibit 1.2

AUTHENTIDATE INTERNATIONAL AKTIENGESELLSCHAFT, RATINGEN


PROFIT AND LOSS ACCOUNT FOR THE PERIOD FROM 1 JULY 2000 TO 30 JUNE 2001

                                                              2000/2001        Prior year
                                                                 DM              DM'000
                                                              ---------        ----------
 1. Sales                                                      293,931.13               0
 2. Other operating income                                     147,151.50               0
 3. Cost of materials
    Cost of purchased services                                 235,256.23               0
 4. Personnel expenses
 a) Salaries                                                   792,308.82               9
 b) Social security                                            103,983.88               1
 5. Depreciation on intangible fixed assets and
    tangible assets                                             58,749.47               4
 6. Other operating expenses                                   908,847.27              53
 7. Other interest and similar income                          198,992.64              36
 8. Interest and similar expenses                                5,010.81               0
                                                           --------------      ----------
 9. Results from ordinary activities                        (1,464,081.21)            (31)
                                                           --------------      ----------
10. Net loss for the year                                   (1,464,081.21)            (31)
11. Accumulated losses brought forward                         (31,070.81)              0
                                                           --------------      ----------
12. Net accumulated losses                                  (1,495,152.02)            (31)
                                                           ==============      ==========

                                                                   Exhibit 1.3/1

AUTHENTIDATE INTERNATIONAL AKTIENGESELLSCHAFT, RATINGEN

NOTES TO THE ACCOUNTS FOR THE FISCAL YEAR 2000/2001

I.       GENERAL INFORMATION

The annual financial statements as at 30 June 2001 comply with the stipulations under commercial law. The following explanations cover the disclosures which are to be included in the notes to the accounts that are required to be prepared besides the balance sheet and the profit and loss account.

In the interest of a clear and understandable presentation, the disclosures required to be made according to the legal regulations with respect to the balance sheet and profit and loss account items are disclosed in the notes to the accounts. Furthermore, disclosures which can be optionally disclosed either in the balance sheet and the profit and loss account, respectively, or in the notes to the accounts were fully made in the notes to the accounts.

The type of expenditure format has been applied to the profit and loss account.

In preparing the balance sheet, the profit and loss account and the notes to the accounts, we took advantage of the simplifications for "small" companies with respect to specific disclosures. A management report was not prepared in compliance with Section 264 (1) sentence 3 of the Commercial Code (HGB).

II.      ACCOUNTING AND VALUATION PRINCIPLES

Assets and liabilities were recognized and valued in compliance with generally accepted accounting principles under Sections 252 to 256 of the Commercial Code (HGB) as well as with the special rules applicable to companies (SectionSection 269 to 274, 279 to 283 of the Commercial Code (HGB)) and SectionSection 150, 152, 158 of the Stock Corporation Act (AktG).

INTANGIBLE ASSETS and PROPERTY, PLANT AND EQUIPMENT are valued at acquisition cost less scheduled straight-line depreciation over the useful lives admissible under tax law. The simplification rule according to R 44 (2) of the Income Tax Regulations (EStR) has been applied as far as admissible. Low-value items are fully depreciated in the year of acquisition.

RECEIVABLES AND OTHER ASSETS are valued at acquisition cost in compliance with the lower of cost or market principle. There are no receivables with a residual term of more than one year, except for the deposit (DM 34,732.82) from the tenancy agreement for premises of the Company in Ratingen. Specific allowances are made for risks identifiable at the balance sheet date.

                                                                   Exhibit 1.3/2


RATE-HEDGED RECEIVABLES DENOMINATED IN FOREIGN CURRENCY are recognized at the rate hedged, non-hedged receivables at the current rate of exchange or at the rate in effect at the balance sheet date where this is lower. Exchange losses are taken into account with profit and loss impact at the balance sheet date, unrealized gains are not taken into account.

The ACCRUALS are disclosed at the amount to be recognized in accordance with the principle of prudence and based on sound business judgement. The OTHER ACCRUALS relate to vacation accruals (DM 51 thousand), accruals for outstanding invoices (DM 43 thousand) and accruals for legal, consulting and auditing fees (DM 62 thousand) as well as accruals for bonuses and internal costs of the accounts.

The LIABILITIES are recorded at the amount at which they will be repaid.


III.     OTHER DISCLOSURES

SHARE CAPITAL

The Company's share capital of EUR 250 thousand has been entered in the Commercial Register and is divided in 250,000 individual share certificates.

LIABILITIES

All liabilities have a residual term of less than one year. The other liabilities relate to tax liabilities (DM 27,292.43; prior year: DM 1 thousand) and to liabilities relating to social security and similar obligations (DM 27,097.08; prior year: DM 3 thousand).


PROFIT AND LOSS ACCOUNT

The sales revenues disclosed relate to development costs of DM 235 thousand charged to the shareholder Authentidate Inc., US, and to services provided to a domestic customer (DM 59 thousand).

The depreciation refers to scheduled depreciation on fixed assets.

                                                                   Exhibit 1.3/3


SUPERVISORY BOARD

In the fiscal year 2000/2001, the members of the Supervisory Board were as follows:

Mr. Lars Windhorst, Rahden, Director of Windhorst New Technologies AG Rahden (Chairman);
Mr. Paul Klapper, San Francisco/US, CEO of PFK Acquisition Company I, LLC,
San Francisco/US (Vice Chairman);
Mr. John Botti, New York/US, President of Authentidate.com, Inc., New York/US.

BOARD OF DIRECTORS

Mr. Jan C. Wendenburg, Bochum


Ratingen, September 2001



The Board of Directors

                                                                       Exhibit 2
LEGAL STATUS


Name and Legal Status:                 Authentidate International
                                       Aktiengesellschaft (stock corporation)

Location:                              Ratingen

Commercial Register:                   Local Court Ratingen, HR B 3600

Purpose of Business:                   Provision of services on the internet,
                                       software and hardware development as
                                       well as IT services for enterprises

                                       The Company is authorized to perform any transactions and to take all measures that are appropriate to support its purpose of business, notably to establish, acquire or acquire interests in, domestic and foreign enterprises. The Company can manage such enterprises and/or only manage the participation and establish branches.

Fiscal Year:                           The fiscal year starts on 1 July in a
                                       year and ends on 30  June of the
                                       following year.

Statutes:                              Dated 12 May 2000

Share Capital:                         EUR 250,000, divided in 250,000
                                       individual share certificates

Supervisory Board:                     In the year under review, the following
                                       gentlemen were members of the
                                       Supervisory Board:

                                       Mr. Lars Windhorst, Rahden;
                                       Mr. Paul Klapper, San Francisco/US; and
                                       Mr. John Botti, New York/US.

                                       At its Meeting held on 30 October 2001,
                                       the Supervisory Board approved the annual financial statements as at 30 June 2000.

Board of Directors:                    Mr. Jan Wendenburg, Bochum. Mr.
                                       Wendenburg is authorized to sign alone on behalf of the Company and has been exempted from the restrictions under
                                       Section 181, 2nd alternative, of the
                                       German Civil Code (BGB).

                                                                       Exhibit 3
TAX STATUS


Tax Balance Sheet:                     The tax balance sheet corresponds to the
                                       commercial balance sheet.

Government Tax Audit:                  The Company is unaudited with respect to
                                       all tax types.